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                                                                   EXHIBIT 10.77

                         RETURN COMPENSATION AGREEMENT

                         dated as of December 6, 1999


                                 in respect of


                      AIRCRAFT OPERATING LEASE AGREEMENTS
                    NO. 524, NO. 525, NO. 135 and NO. 136


                                    between


                 FIRST SECURITY BANK, N.A., formerly known as
                      FIRST SECURITY BANK OF UTAH, N.A.,
                        not in its individual capacity
                        but solely as owner trustee, as

                                    Lessor

                                      and

                        MIDWAY AIRLINES CORPORATION, as

                                    Lessee

                                      and

                           DEBIS AIRFINANCE B.V., as

                               Beneficial Owner.



Aircraft:      Fokker 100 (F28 Mk 0100)
Serial Nos.    11321, 11323, 11329 and 11330
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Return Compensation Agreement (this "Agreement"), dated as of December 6, 1999, by and between:

(1) debis AirFinance B.V., a company incorporated under the laws of The Netherlands, having its principal place of business at Evert van de Beekstraat 22, 1118 CL Schiphol Airport, The Netherlands ("debis AF");

(2) Midway Airlines Corporation, a company incorporated under the laws of the State of Delaware, having its principal place of business at 2801 Slater Road, Suite 200, Morrisville, North Carolina 27560 ("Midway" or "Lessee"); and

(3) First Security Bank, N.A., formerly known as First Security Bank of Utah, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Leases) but solely as Owner Trustee under the Trust Agreement ("Trustee" or "Lessor").

WHEREAS, debis AF is the beneficial owner of each of the four (4) aircraft identified in Exhibit A attached hereto (each, a "300-Series Aircraft" and collectively, the "300-Series Aircraft"), by virtue of its ownership of all the outstanding and issued shares of the special purpose companies which are the owners of the Aircraft identified by Serial Numbers 11321, 11323, 11329 and 11330; and

WHEREAS, the Trustee and Midway are parties to those certain Aircraft Operating Lease Agreements No. 524, No. 525, No. 135 and No. 136, each covering one of the Aircraft (as amended from time to time, each, a "Lease" and collectively, the "Leases");

WHEREAS, on behalf of debis AF, the Trustee has commenced an action against Midway entitled First Security Bank, N.A. v. Midway Airlines, Inc. 99 CIV.3248
(SAS)(RLE) now pending in the United States District Court for the Southern District of New York (the "Action") which claims, inter alia, that Midway owes the Lessor certain moneys in connection with the return of the 300-Series Aircraft; and

WHEREAS, Midway has asserted a claim against the Lessor and debis AF with respect to certain excess Maintenance Funds to which it claims to be entitled; and

WHEREAS, Midway, debis AF and the Trustee desire to settle the Action on the terms and conditions set forth herein:

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


1.  Definitions

          Terms which are capitalized but not defined herein shall have the meaning ascribed to such terms in the Leases.

2.  Payment for Settlement of the Action and other Claims

          In full settlement of all claims of whatever nature which Lessor and/or debis AF may have against Midway and Midway may have against Lessor and/or debis AF arising out of the Leases, Lessor and/or debis AF agrees to pay to Midway the sum of *** ************ ******* ******
          ******* *** ******* ***** ******* ******** ******** ***** ******* ***
          ************ ******* *** ****** ****** which shall be on March 1, 2000 by the reduction in such amount of the outstanding principal balance under that certain Promissory Note originally dated as of January 31, 1997 and amended and restated as of March 30, 1998 payable by Midway to debis AF. Except for the reduction in principal amount set forth

* redacted

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          herein, all other terms of the Promissory Note shall remain unchanged.

3.  Release of Claims

          The Lessor's and debis AF's payment hereunder, and the other promises, payments and agreements set forth herein shall be in full and final settlement of, and the release and discharge of, (i) all of Lessor's and/or debis AF's claims with respect to the payment of any amounts due under any of the Leases whether now existing or hereafter arising;
          (ii) all other claims, however described, asserted in the Action; and
          (iii) all claims of Midway under any of the Leases, in each case whether now existing or hereafter arising.

4.  Dismissal of Litigation

          The parties hereto agree to instruct their respective attorneys to enter into and file in the United States District Court for the Southern District of New York an appropriate stipulation providing for the dismissal with prejudice of the Action.

5.  Governing Law

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Agreement is being delivered in the State of New York.

6.  Entire Agreement

          This Agreement is the sole and entire agreement between the parties hereto with respect to the Leases and the Aircraft, and supersedes all previous agreements in relation to such Leases and Aircraft. The terms and conditions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


SIGNED on behalf of

FIRST SECURITY BANK, N.A. (formerly known as First Security Bank of Utah; N.A.), not in its individual capacity but solely as owner trustee

By:   /s/ Greg A. Hawley
Name:     Greg A. Hawley
Title:    Vice President

SIGNED on behalf of

MIDWAY AIRLINES CORPORATION

By:   /s/ Jonathan S. Waller
Name:     Jonathan S. Waller
Title:    Senior Vice President
          General Counsel


SIGNED on behalf of

debis AirFinance B.V.

By:   /s/ Frank Haspel
Name:     Frank Haspel
Title:    Managing Director (CEO)

By:   /s/ John McMahon
Name:     John McMahon
Title:    Senior Vice President - Commercial

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                                   Exhibit A

--------------------------------------------------------------------------------
        Aircraft                  Aircraft                 Beneficial Owner
     Manufacturer's            Operation Lease
     Serial Number            Agreement Number
--------------------------------------------------------------------------------

        11321                      525                    Stockholm Aircraft
                                                            Finance II B.V.

        11323                      524                    Stockholm Aircraft
                                                            Finance III B.V.

        11329                      135                    Stockholm Aircraft
                                                            Finance V B.V.

        11330                      136                    Stockholm Aircraft
                                                            Finance V B.V.
--------------------------------------------------------------------------------

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